UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

Southern National Bancorp of Virginia, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6830 Old Dominion Drive

McLean, Virginia 22101

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
COMMON STOCK	SONA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of October 22, 2020, the Board of Directors (the “Board”) of Southern National Bancorp of Virginia, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (the “Amended Bylaws”) to adopt certain updates to the Amended Bylaws. The Amended Bylaws implement the following changes.

Shareholder Meeting Matters

•	The Amended Bylaws provide that the annual and special meetings of shareholders of the Company shall take place at any date, time and place as determined by the Board. The previous bylaws provided that the annual meeting of shareholders shall take place on the third Thursday in April of each year. (Article II, Sections 2.2 and 2.4)
•	The Amended Bylaws provide that no notice shall be required for any adjourned shareholder meeting other than an announcement at such adjourned meeting, unless a new record date is fixed. The previous bylaws required notice for an adjourned meeting if a new record was fixed or if the meeting had been adjourned for more than thirty days. (Article II, Section 2.5)
•	The Amended Bylaws provide that the Board may postpone or reschedule any shareholder meeting upon public notice prior to the time previously scheduled for such meeting. (Article II, Section 2.6)
•	The Amended Bylaws provide that the shareholder list will be available for inspection beginning two business days after the notice of meeting is delivered to shareholders in accordance with the Virginia Stock Corporation Act (the “VSCA”). The previous bylaws required the shareholder list to be available for inspection at least ten days before the date of each shareholder meeting. (Article II, Section 2.7)
•	The Amended Bylaws clarify that once a share is represented for any purpose at any shareholder meeting, it shall be deemed present for quorum purposes for the remainder of such meeting and for any adjournment thereof (unless a new record date is set). (Article II, Section 2.8)
•	The Amended Bylaws clarify that proxies and waivers of notice by shareholders are only effective upon receipt by the Company. (Article II, Sections 2.10 and 2.11)
•	The Amended Bylaws provide that proposals submitted by shareholders may only be considered at an annual meeting of the shareholders if such proposal is properly submitted in accordance with the procedures set forth in the Amended Bylaws. (Article II, Section 2.13)
•	In addition to the advance notice requirements described above, the Amended Bylaws require that shareholder nominees be submitted to the Company in writing prior to the shareholder meeting in accordance with the procedures set forth in the Amended Bylaws. (Article II, Section 2.13)
•	The Amended Bylaws removed certain sections that are already provided for in the VSCA, including sections related to inspectors of election and voting of shares in the name of two or more persons.

Board of Directors Matters

•	The Amended Bylaws provide a director age limit of 75 years for new director nominees after May 1, 2020. (Article III, Section 3.3)
•	The Amended Bylaws provide that the number of directors comprising the Board shall be fixed from time to time by the Board. The previous bylaws provided that the Board shall consist of seven persons. (Article III, Section 3.4)

•	The Amended Bylaws provide certain procedures for director resignations, including that (1) a director may resign at any time with verbal or written notice, (2) a resignation will be deemed to create a vacancy, which may be filled by the Board, and (3) if an incumbent director is not reelected, such director must tender his or her resignation. (Article III, Section 3.7)
•	The Amended Bylaws clarify that a director is deemed to waive notice of any meeting if such director votes or assents to action(s) taken at such meeting. (Article III, Section 3.10)
•	The Amended Bylaws provide that when there is a tie vote at any meeting of the Board, the Chairman’s vote will determine the outcome of the action. (Article III, Section 3.12)
•	The Amended Bylaws provide that the Board shall have the power to (1) remove any Board committee member at any time, with or without cause, (2) fill vacancies in Board committees, and (3) dissolve any Board committee. (Article III, Section 3.16)
•	The Amended Bylaws clarify that only persons who are nominated (1) by or at the election of the Board, or (2) by any shareholder who complies with the advance notice procedures set forth in the Amended Bylaws, will be eligible for election as directors of the Company. (Article III, Section 3.18)
•	The Amended Bylaws provide certain procedures for approving interested director transactions, where such transactions are approved if (1) it is approved by the Board or the applicable committee by the affirmative vote of a majority of disinterested directors, (2) it is approved by shareholders of the Company, or (3) if the transaction is deemed fair to the Company. (Article III, Section 3.19)
•	The Amended Bylaws provide that the Board may appoint honorary and advisory directors, who will be entitled to receive notice and to attend Board meetings, but will not be entitled to vote or participate in policy discussions. (Article III, Section 3.20)

Officer Matters

•	The Amended Bylaws conform officer titles and descriptions to those currently used by the Company.
•	The Amended Bylaws provide that the election or appointment of any officer or employee of the Company will not of itself create any contract right for the benefit of such officer or employee. (Article IV, Section 4.1)
•	The Amended Bylaws provide that the Board may delegate its powers and duties to any officer for any reason that the Board may deem sufficient. (Article IV, Section 4.3)
•	The Amended Bylaws provide that only a removal of an officer without cause will be without prejudice. The previous bylaws provided that any removal of an officer was without prejudice. (Article IV, Section 4.5)

Miscellaneous

•	The Amended Bylaws clarify and provide updated provisions related to the Company’s capital stock, including (1) that shares of Company capital stock may be issued in certificated and uncertificated form, (2) that the Company may maintain one or more transfer agents to maintain the issue, transfer and/or registration of its shares of capital stock, and (3) procedures for stock transfers and evidencing transfer restrictions. (Article V)
•	The Amended Bylaws provide for specific guidelines on when electronic notices are deemed to be given by the Company. (Article VIII)
•	The Amended Bylaws provide that the Board may adopt emergency bylaws. (Article X)
•	The Amended Bylaws designate the United States District Court for the Eastern District of Virginia, Richmond Division, or in the event that court lacks subject matter jurisdiction, the Circuit Court of the County of Fairfax, Virginia, to the fullest extent permitted by law, as the sole and exclusive forum for certain legal actions unless the Company consents in writing to the selection of an alternative forum. (Article XI)

The Amended Bylaws also include certain other technical and conforming revisions and clarifications. The foregoing summary of the Amended Bylaws is not intended to be complete and is qualified in its entirety by the Amended Bylaws filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Southern National Bancorp of Virginia, adopted on October 22, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

	By:	/s/ Jeffrey L. Karafa
October 22, 2020		Jeffrey L. Karafa
Chief Financial Officer